UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Strive, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Strive, Inc.
200 Crescent Ct, Suite 1400
Dallas, TX 75201
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 27, 2026
Dear Stockholder:
We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Strive, Inc., a Nevada corporation (“Strive,” the “Company,” “we,” “us,” or “our”), which will be held on April 27, 2026 at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time) for the following purposes:
1.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (such proposal, “Proposal No. 1”); and
2.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice or made available over the Internet.
The Board of Directors (the “Board”) has fixed the close of business on March 6, 2026 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on March 6, 2026 are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online at www.virtualshareholdermeeting.com/ASST2026. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically or submit your questions prior to and during the meeting by visiting the website(s) indicated in your proxy materials. You may need to have your control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record to join the Annual Meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the Annual Meeting in person.
It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting, please vote your shares promptly by casting your vote via the Internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy, please complete, sign, date, and return your proxy in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet, by mail or by any other option provided for voting before the Annual Meeting, or by voting electronically at the Annual Meeting.
Please note that, on January 16, 2026, the Company filed an information statement on Schedule 14C with the Securities and Exchange Commission (the “SEC”) notifying the stockholders of the Company that the holders of record presenting a majority of the outstanding voting power of the Company, had, by written consent in lieu of an annual or special meeting of the stockholders of the Company, approved certain matters relating to the election of directors and the ratification of the Company’s 2026 Omnibus Equity Incentive Plan (such actions, the “Corporate Actions”). The date of effectiveness of the Corporate Actions occurred on February 5, 2026.

By Order of the Board of Directors,

Dated: March 16, 2026	/s/ Matthew Cole
Matthew Cole
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on April 27, 2026: Our 2026 proxy statement and annual report to security holders for the year ended December 31, 2025 are available at www.virtualshareholdermeeting.com/ASST2026.

PROXY STATEMENT
2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2026
This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors for the Annual Meeting. The Annual Meeting is to be held at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time), on April 27, 2026, and at any adjournment(s) or postponement(s) thereof, in a virtual meeting format at www.virtualshareholdermeeting.com/ASST2026.
The approximate date on which the proxy statement and the accompanying notice and form of proxy are intended to be sent or made available to stockholders is on or about March 16, 2026. A proxy is your legal designation of another person to vote the stock you own. That designee is referred to as a proxy holder. Designation of a particular proxy holder can be effected by completion of a written proxy, or by voting via the Internet or by another provided voting option. If you return a proxy or vote by the Internet or other provided voting option, Benjamin Pham, our Chief Financial Officer, and Brian Logan Beirne, our Chief Legal Officer, will act as your designated proxy holders for the Annual Meeting and will vote your shares at the Annual Meeting as you have instructed them on the proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

I

NOTE REGARDING
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
What is a proxy statement?
A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission (the “SEC”), to give you when we ask you to provide a proxy to vote your shares at the Annual Meeting. Among other things, this proxy statement describes the proposal on which stockholders will be voting and provides information about us.
We are soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. We will use the proxies received in connection with the proposal to ratify the appointment of KPMG LLC (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
How do I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online at www.virtualshareholdermeeting.com/ASST2026. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (as defined below). If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual Annual Meeting. No physical meeting will be held.
You will be able to attend the virtual Annual Meeting online and submit your questions during the meeting by visiting the website above, as also indicated in your proxy card or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the virtual Annual Meeting. To participate in the Annual Meeting, you may need the control number included on your proxy card or on the instructions that accompanied your proxy materials or other information as instructed through your broker, bank or other holder of record. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your control number or other instructions provided by your broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
In order to ensure that the virtual Annual Meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting.
The virtual online meeting will begin promptly at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time) on April 27, 2026. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
Why are you holding a virtual meeting instead of a physical meeting?
We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.
What if I have technical difficulties or trouble accessing the virtual annual meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website(s). If you encounter any difficulties accessing the virtual Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Who may attend the Annual Meeting?
Only record holders and beneficial owners of our Class A common stock, $0.001 par value per share (the “Class A Common Stock”), or our Class B common stock, $0.001 par value per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), or their duly authorized proxies, may attend the Annual Meeting.

When did the Company effect a reverse stock split of its Class A Common Stock?
In order to maintain its listing on The Nasdaq Stock Market LLC (“Nasdaq”), the Company effected a one-for-twenty (1-for-20) reverse stock split (the “Reverse Stock Split”) of its authorized and issued and outstanding Class A Common Stock and its Class B Common Stock, which became effective as of 12:01 a.m. Pacific Time on February 6, 2026. Unless otherwise noted, the share and per share information in this proxy statement have been adjusted to give effect to the Reverse Stock Split.
Who is entitled to vote?
The Board has fixed the close of business on March 6, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders who owned our Common Stock on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 66,777,785 shares of Common Stock outstanding, consisting of 56,897,668 shares of Class A Common Stock, and 9,880,117 shares of Class B Common Stock (as defined in “How many votes do I have?” below).
What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?
If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been or may be provided directly to you by the Company or its proxy delivery service.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been or may be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.
What am I voting on?
There is one matter scheduled for a vote:
1.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Other than the proposal described in the proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.
What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy gives authority to the designated proxy holders to vote on such matters according to their best judgment.
How do I vote?
Stockholders of Record
Record holders of our Common Stock have five methods of voting:
1.	Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or proxy card.
2.
Vote by Mail. To vote by mail, please mark, date, sign and promptly mail your proxy card (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions provided.

3.
Vote by Phone. The telephone number for voting by phone is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4.	Vote by Fax. The fax number for voting by fax is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.
5.
Vote Electronically at the Virtual Annual Meeting. Attend and vote at the virtual Annual Meeting at www.virtualshareholdermeeting.com/ASST2026. To participate in the annual meeting, you may need the control number included on your proxy card or other information on the instructions that accompanied your proxy materials.

Beneficial Owners of Shares Held in Street Name
Beneficial owners of our Common Stock also have five methods of voting:
1.	Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or vote instruction form.
2.
Vote by Mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a vote instruction form by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

3.
Vote by Phone. The telephone number for voting by phone is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4.
Vote by Fax. The fax number for voting by fax is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

5.
Vote Electronically at the Virtual Annual Meeting. Attend and vote at the virtual Annual Meeting at www.virtualshareholdermeeting.com/ASST2026. Your broker, bank, or other nominee will provide any necessary control number or other voting instructions.

When must my votes be received by?
All shares entitled to vote and represented by a properly completed and executed proxy received by 11:59 p.m., Eastern Time on April 26, 2026, which proxy has not been revoked, will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends with regard to the enumerated proposal, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you wish to vote at the Annual Meeting, see “How do I attend the Annual Meeting?” above. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
How many votes do I have?
If you owned our Class A Common Stock or our Class B Common Stock at the close of business on March 6, 2026, you are entitled to vote at the Annual Meeting. Each share of Class A Common Stock common entitles the record holder thereof to one (1) vote on each of the matters to be voted on at the Annual Meeting, and each share of Class B Common Stock entitles the record holder thereof to ten (10) votes on each of the matters to be voted on at the Annual Meeting.
Shares of our Variable Rate Series A Perpetual Preferred Stock, par value $0.001 per share (the “Preferred Stock”), have voting rights with respect only to certain specified matters and no voting rights with respect to any of the matters to be acted on at the Annual Meeting.
Is my vote confidential?
Yes, your vote is confidential. Only the proxy tabulator, inspector of election, designated proxies, and other persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.
How will my shares be voted if I give no specific instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
1.	“FOR” the ratification of the appointment of KPMP LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
This authorization would exist, for example, if a stockholder of record merely signs, dates and returns their proxy card but does not indicate how their shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal No. 1, votes “FOR,” “AGAINST,” and “ABSTAIN”.
What is a broker non-vote?
If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.
Because Proposal No. 1 is a “routine” matter, a broker, bank, trustee or other nominee may be permitted to exercise its discretion on this proposal, which means there should be no broker non-votes on this matter. Broker non-votes will be counted as shares present for purposes of determining a quorum.
What is an abstention?
An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting, and therefore will be counted for purposes of determining a quorum. Generally, unless otherwise provided by applicable law, our Amended and Restated Bylaws (as amended, our “Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved by an affirmative vote of a majority in voting power of shares of our capital stock present in person or represented by proxy and entitled to vote thereon. Therefore, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” the outcome in Proposal No. 1.
How many shares or votes must be present or represented to conduct business at the Annual Meeting?
A “quorum” is necessary to conduct business at the Annual Meeting. A quorum is established if there is the presence, in person or by proxy, of the holders of a majority of the voting power of all our outstanding capital stock entitled to vote at the Annual Meeting, regardless of whether the proxy has authority to vote on any matter. Each share of our Class A Common Stock present or represented by proxy at the meeting is counted as holding the power of one (1) vote, and each share of our Class B Common Stock present or represented by proxy at the meeting is counted as holding the power of ten (10) votes. Shares of Preferred Stock do not have the right to vote with holders of our Common Stock at the Annual Meeting. On the Record Date, there were 56,897,668 shares of Class A Common Stock, representing 56,897,668 votes, 9,880,117 shares of Class B Common Stock, representing 98,801,170 votes. Therefore, in order for there to be a quorum, stockholders holding at least 77,849,420 of the votes must be counted as present or represented by proxy at the Annual Meeting. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Abstentions will be counted as present for purposes of determining a quorum at the Annual Meeting. Similarly, broker non-votes (if any) will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned or postponed until a quorum is obtained.
How many votes are needed for the proposal to pass?

Proposal	Vote Required
Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	The affirmative vote of a majority in voting power of shares of our capital stock present in person or represented by proxy and entitled to vote on the matter.

What are the voting procedures?
With regard to Proposal No. 1, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or vote instruction form that was delivered to you or that you may request by following the information in your Notice of Internet Availability of Proxy Materials.
Can I change my vote or revoke my proxy?
If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by the Internet, you may revoke your proxy with a later Internet proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Company’s Secretary before the proxy is exercised or you vote in person at the Annual Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or, by attending the meeting and voting electronically.
Who is paying for the expenses involved in preparing and mailing this proxy statement?
All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Do the Company’s officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?
Members of the Board and executive officers of the Company do not have any interest in Proposal No. 1, the ratification of the appointment of the Company’s independent registered public accounting firm.
I am a stockholder, and I only received a copy of the Notice of Internet Availability of Proxy Materials in the mail. How may I obtain a full set of the proxy materials?
In accordance with the “notice and access” rules of the SEC, we may furnish proxy materials, including this proxy statement, to our stockholders of record and beneficial owners of shares by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials contains instructions on accessing and reviewing all of the proxy materials on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement, to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate Notices of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement to any stockholder at a shared address to which we delivered a single copy of any of these documents or who wishes to receive separate copies of these documents in the future. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement, stockholders may contact:
Strive, Inc.
Attn: Office of the Secretary
200 Crescent Ct, Suite 1400
Dallas, TX 75201
(855) 427-7360

Stockholders sharing an address can also request delivery of a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the annual report to security holders and proxy statement if they are receiving multiple copies of annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, by contacting the address or telephone number above.
Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
Whom should I contact with other questions?
You may obtain information from us by making a request by telephone or in writing at the address of the Company’s Secretary set forth above.

PROPOSAL NO. 1

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2026
The audit committee of the Board (the “Audit Committee”) has appointed KPMG LLP as the Company’s independent registered public accounting firm and principal accountant to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of KPMG is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
KPMG has served as our independent registered public accounting firm since 2025. Neither KPMG nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. Representatives of KPMG are expected to attend the Annual Meeting and to have an opportunity to make a statement if they desire to do so. Further, such representatives are expected to be available to respond to appropriate questions at the Annual Meeting.
In the event that the appointment of KPMG is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of KPMG is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
/s/ Jonathan F. Macey
/s/ Pierre Rochard
/s/ James A. Lavish

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Change of Independent Registered Public Accounting Firm in 2025
Effective September 12, 2025, the Audit Committee dismissed WWC, P.C. (“WWC”) as the Company’s independent registered public accounting firm concurrent with the completion of the reverse acquisition of Asset Entities Inc. by Strive Enterprises, Inc. on September 12, 2025 (the “Asset Entities Merger”).
WWC’s audit reports on the Company’s financial statements as of and for the year ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
For the fiscal years ended December 31, 2024 and 2023 and during the subsequent interim period through September 12, 2025, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused WWC to make reference to the subject matter of the disagreements in connection with WWC’s report on the Company’s financial statements for such fiscal year. For the fiscal years ended December 31, 2024 and 2023 and during the subsequent periods through September 12, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Effective September 12, 2025, the Audit Committee approved the appointment of KPMG as its new independent registered public accounting firm concurrent with the completion of the Asset Entities Merger. The Company has authorized WWC to respond fully to the inquiries of KPMG, as the successor independent registered accounting firm.
For the fiscal years ended December 31, 2024 and 2023 and during the subsequent interim period through September 12, 2025, neither the Company nor anyone acting on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Please see the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2025 for additional information.
Principal Accountant Fees and Services
The following table presents fees for professional audit services rendered by our independent registered public accounting firms during each of the last two fiscal years. In addition to retaining our independent registered public accounting firms to conduct an audit of the consolidated financial statements, we engage the firm from time to time to perform other permissible non-audit services. WWC served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2024. Following the completion of the Asset Entities Merger, KPMG serves as the independent registered public accounting firm for the Company beginning with the fiscal year ending December 31, 2025. The following table sets forth all fees incurred in connection with professional services rendered to us by our independent registered public accounting firms during each of the last two fiscal years (in thousands).

	Year Ended December 31,
Service Category	2025(2)	2024(1)
Audit fees	$1,546	$68
Audit-related fees	1,688	45
Tax fees	39	—
All Other Fees	—	—
Total	$3,273	$113

(1)	Represents fees charged by WWC, P.C.
(2)	Represents fees charged by KPMG LLP.

As used in the tables above, the following terms have the meanings set forth below.
Audit Fees
Audit fees consist of aggregate fees billed for each of the last two fiscal years for professional services performed by the Company’s independent registered public accounting firm for the audit of the financial statements included in our Annual Report on Form 10-K and review of the financial statements included in our Quarterly Reports on Form 10-Q, reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees
Audit-related fees consist of aggregate fees billed in each of the last two fiscal years for assurance and related services performed by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above, including due diligence and accounting consultations.
Tax Fees
Tax fees consist of aggregate fees billed in each of the last two fiscal years for professional services performed by the Company’s independent registered public accounting firm with respect to tax compliance, tax advice, tax consulting and tax planning.
All Other Fees
All other fees consist of aggregate fees billed in each of the last two fiscal years for products and services provided by the Company’s independent registered public accounting firm, other than for the services reported under the headings “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above. We did not engage our independent registered public accounting firms to render services to us during the last two fiscal years, other than as reported above.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has reviewed and approved all fees earned in 2025 and 2024 by the Company’s principal accountant with respect to these years, and actively monitored the relationship between audit and non-audit services provided. The Audit Committee has concluded that the fees earned by the principal accountant with respect to these years were consistent with the maintenance of such principal accountant’s independence in the conduct of its auditing functions.
The Company’s principal accountant did not provide, and the Audit Committee did not approve, any of the services described under “—Audit-Related Fees”, or “—Tax Fees” or “—All Other Fees” above for either of the last two fiscal years.
The Audit Committee annually considers the provision of audit services. The Audit Committee must pre-approve all services provided and fees earned by the Company’s principal accountant. The Audit Committee has established pre-approval policies and procedures that are detailed as to the particular service, that require that the Audit Committee be informed of each service, and that do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to management. The pre-approval policies and procedures provide only for defined audit services and, if any, specified audit-related fees, tax services, and other services, and may impose specific dollar value limits for the fees for pre-approved services. The Audit Committee also considers on a case-by-case basis specific engagements that are not otherwise pre-approved under the pre-approval policies and procedures or that materially exceed pre-approved fee amounts. On an interim basis, any proposed engagement that does not fit within the definition of a pre-approved service may be presented to a designated member of the Audit Committee for approval and to the full Audit Committee at its next regular meeting.
The percentage of hours expended on the Company’s principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was not greater than 50%.

ADDITIONAL INFORMATION
Other Matters
The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.
Stockholder Communications
The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more officers of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.
Deadlines for Stockholder Proposals and Universal Proxy Notice for the 2027 Annual Meeting
If you wish to have a proposal included in our proxy statement for the 2027 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at 200 Crescent Ct, Suite 1400, Dallas, TX 75201, no later than November 16, 2026, unless the 2027 Annual Meeting date is held prior to March 28, 2027 or after May 27, 2027, in which case the proposal may be submitted a reasonable time before the Company begins to print and send its proxy materials for the 2027 Annual Meeting. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. The proposal must also comply with the other requirements for stockholder proposals under Rule 14a-8 under the Exchange Act in order for it to be required to be included in our proxy statement for the 2027 Annual Meeting. In addition, if you do not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal.
If you wish to have a proposal included in our proxy statement for the 2027 Annual Meeting outside the processes of Rule 14a-8 under the Exchange Act, a proposal submitted by a stockholder and intended to be presented at the 2027 Annual Meeting must generally be submitted in writing to the Company’s Secretary at 200 Crescent Ct, Suite 1400, Dallas, TX 75201, and received not earlier than December 28, 2026 and not later than the close of business on January 27, 2027, unless the 2027 Annual Meeting is held prior to February 26, 2027 or after May 27, 2027, in which case it must be submitted no earlier than the date that is 120 days prior to the 2027 Annual Meeting date and no later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting date or the 10th day following the day on which public announcement of the 2027 Annual Meeting date is first made. A stockholder proposal will need to comply with other requirements of the Bylaws regarding the inclusion of stockholder proposals in Company-sponsored proxy materials in order to be considered for inclusion under the Bylaws. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are required to include under the Bylaws. If you do not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal.
To comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must postmark or transmit electronically a notice to the Company in writing, setting forth the information required by Rule 14a-19(b) under the Exchange Act no later than February 26, 2027, unless the 2027 Annual Meeting is held prior to March 28, 2027 or after May 27, 2027, in which case the notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company in a press release or filing with the SEC, unless the information required by Rule 14a-19(b) under the Exchange Act has been provided in a preliminary or definitive proxy statement previously filed by such person. Unless otherwise required by law, if any person provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act, then the Company will disregard any proxies or votes solicited for such person’s nominees. Upon request by the Company, if any person provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such person shall deliver to the Company, no later than five business days prior to the 2027 Annual Meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.
Unless the Company makes a public announcement of a different address to which stockholder proposals or the notice required by Rule 14a-19(b) of the Exchange Act shall be submitted, any stockholder proposals or notices pursuant to Rule 14a-19(b) must be mailed to Secretary, 200 Crescent Ct, Suite 1400, Dallas, TX 75201.

Security and Ownership of Certain Beneficial Owners and Management
To our knowledge, the following table sets forth information with respect to beneficial ownership of Common Stock as of March 6, 2026, unless otherwise noted, by: (i) each of our directors and named executive officers, (ii) all directors and named executive officers as a group, and (iii) each person who is known by us to beneficially own 5% or more of any class of our outstanding voting securities.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally requires that such person have voting or investment power with respect to securities and is based on 56,897,668 shares of Class A Common Stock and 9,880,117 shares of Class B Common Stock outstanding as of March 6, 2026.
In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, including the percentage of any class of voting securities, all shares underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within sixty (60) days of March 6, 2026 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them. Information with respect to beneficial ownership by 5% stockholders has been based on information filed with the SEC pursuant to Section 13(d) or Section 13(g) of the Exchange Act and gives effect to the Reverse Stock Split, as well as Strive’s records and other information known to us. Unless otherwise indicated in the footnotes, the address for each person is in the care of Strive, 200 Crescent Court, Suite 1400, Dallas, TX 75201.

	Amount of Class A Common Stock	Amount of Class B Common Stock	Percent of Class A (%)	Percent of Class B (%)
Named Executive Officers and Directors:
Matthew Cole(1)	60,020	375,264	*	3.80%
Benjamin Pham(2)	17,818	229,480	*	2.32%
Logan Beirne(3)	15,204	21,779	*	*
Arshia Sarkhani(4)	14,475	—	*	—
Pierre Rochard	—	—	—	—
Shirish Jajodia	—	—	—	—
James A. Lavish(5)	55,556	—	*	—
Jonathan R. Macey	—	—	—	—
Mahesh Ramakrishnan	—	—	—	—
Eric Semler(6)	1,018,287	—	1.79%	—
All current directors and executive officers as a group (10 persons)	1,181,360	626,523	2.08%	6.34%

5% Stockholders:
Vivek Ramaswamy(7)	—	5,693,897	—	57.63%
Ramaswamy 2021 Irrevocable Trust(8)	—	1,418,942	—	14.36%
Anson Frericks(9)	109,758	1,017,282	*	10.30%

*	Less than 1%
(1)
Includes (a) 55,555 unexercised warrants, (b) beneficial ownership of Strive through control of LT&C LLC, which holds 129,630 unexercised warrants to acquire 6,482 shares of Class A Common Stock and (c) 596 shares of Class A Common Stock purchased through Mr. Cole’s spouse’s IRA account on December 15, 2025, with a volume weighted average purchase price of $16.04. The range of purchase prices on December 15, 2025 was $16.04 to $16.13 per share. The share amounts and prices have been adjusted to reflect the Reverse Stock Split effected in February 2026. Mr. Cole disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(2)
Includes (a) 229,480 Class B Common Stock held directly by Mr. Pham and (b) beneficial ownership of Strive through control of 2025-10 Investments LLC, which holds 74,074 unexercised warrants to acquire 3,704 shares of Class A Common Stock and (c) 14,114 shares of Class A Common Stock purchased through Mr. Pham’s 401(k) Plan and IRA account between February 17 and 18 of 2026, with a volume weighted average purchase price of $8.1546 per share.

(3)
Includes (a) 21,779 Class B Common Stock held directly by Mr. Beirne and (b) 74,074 unexercised warrants to acquire 3,704 shares of Class A Common Stock held directly by Mr. Beirne and (c) 11,500 shares of Class A common stock purchased by Mr. Beirne on February 13, 2026, with a volume weighted average purchase price of $8.7293 per share.

(4)
Includes (a) 1,997 Class A Common Stock held directly by Mr. Sarkhani and (b) 12,478 Class A Common Stock expected to be transferred to him from Asset Entities Holdings LLC within 60 days pursuant to a cancellation agreement.

(5)
Includes beneficial ownership of Strive through control of Bitcoin Opportunity Fund, LP., Bitcoin Opportunity Fund II, LP and Bitcoin Opportunity Fund II, QP, LP. Bitcoin Opportunity Fund LP holds 759,259 unexercised warrants to acquire 37,963 shares of Class A Common Stock, Bitcoin Opportunity Fund II, LP holds 120,000 unexercised warrants to acquire 6,000 shares of Class A Common Stock, and Bitcoin Opportunity Fund II QP, LP holds 231,852 unexercised warrants to acquire 11,593 shares of Class A Common Stock.

(6)
Includes (a) 669,755 Class A Common Stock held directly by Mr. Semler, (b) beneficial ownership of Strive through control of TCS Capital Advisors, LLC, which holds 81,854 Class A Common Stock and (c) 266,678 shares of Class A Common Stock underlying fully vested and immediately exercisable options held by Mr. Semler. Mr. Semler, by virtue of his position as the managing member of TCS Capital Management, LLC, the investment advisor of TCS Advisors, may be deemed to beneficially own the securities owned directly by TCS Advisors. Mr. Semler expressly disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(7)
Based on a Schedule 13D/A filed jointly on December 17, 2025 by Vivek Ramaswamy, Ramaswamy 2021 Irrevocable Trust, Matthew Cole, 2025-10 Investments LLC, Logan Beirne, Virtuous Industries LLC, Benjamin Pham, LT&C LLC, and Liberty Pier Foundation. Includes beneficial ownership of Strive through Virtuous Industries LLC. Virtuous Industries LLC owns 106,245 shares of Class B Common Stock. The business address of Mr. Ramaswamy is C/O Steve Roberts, 853 New Jersey Ave SE, Suite 200- 231, Washington, DC 20003. The principal business address of Virtuous Industries LLC is 9172 W Meadow Drive West Chester, OH 45069.

(8)
Based on a Schedule 13D/A filed jointly on December 17, 2025 by Vivek Ramaswamy, Ramaswamy 2021 Irrevocable Trust, Matthew Cole, 2025-10 Investments LLC, Logan Beirne, Virtuous Industries LLC, Benjamin Pham, LT&C LLC, and Liberty Pier Foundation. The principal business address of Ramaswamy 2021 Irrevocable Trust is 3711 Kennet Pike, Suite 220, Wilmington, DE 19807.

(9)
Based on a Schedule 13D/A filed jointly on November 17, 2025 by Vivek Ramaswamy, Ramaswamy 2021 Irrevocable Trust, Matthew Cole, 2025-10 Investments LLC, Logan Beirne, Virtuous Industries LLC, Benjamin Pham, LT&C LLC, and Liberty Pier Foundation. The principal business address of Anson Frericks is 8044 Montgomery Road, Suite 120, Cincinnati, OH, 45236.

ANNUAL REPORT ON FORM 10-K
We will furnish without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this proxy statement. A copy of our Annual Report on Form 10-K, with any amendments, will be made available on our website at https://investors.strive.com once it is filed with the SEC.

March 16, 2026	By Order of the Board of Directors,

/s/ Matthew Cole
Chairman of the Board

STRIVE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ASST2026**

You may attend the meeting and vote during the meeting when the polls are open via the Internet. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and then follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86706-P49456

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STRIVE, INC.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. To ratify the appointment of KPMG LLP as Strive, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V86707-P49456

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Benjamin Pham and Brian Logan Beirne, and each of them, as proxy holders with full power of substitution and authority to act in the absence of the other, each to vote with respect to shares of the Company's capital stock for which proxies will be solicited for use in connection with the Annual Meeting of Stockholders, to be held live via the Internet at www.virtualshareholdermeeting.com/ASST2026 at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time), on April 27, 2026, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side